SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                  May 20, 2005

                             NITTANY FINANCIAL CORP.
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             (Exact name of Registrant as specified in its Charter)


       Pennsylvania                  0-32623         23-2925762
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(State or other jurisdiction      (SEC File No.)    (IRS Employer
     of incorporation)                              Identification
                                                        Number)

116 East College Avenue, State College, Pennsylvania      16801
----------------------------------------------------      -----
(Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code: (814) 234-7320
                                                    --------------


                                 Not Applicable
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          (Former name or former address, if changed since last Report)



         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written communications pursuant to Rule 425 under the Securities Act
[_]  Soliciting  material pursuant to Rule 14a-12 under the Exchange Act
[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act
[_] Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act

                             NITTANY FINANCIAL CORP.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------

Item 8.01  Other Events
---------  ------------

On May 20, 2005, the Registrant declared a cash dividend. For further information please refer to the Press Release attached as Exhibit 99 to this Report


Item 9.01.  Financial Statements and Exhibits.
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         (c)  Exhibits:

                  Exhibit 99 - Press Release dated May 20, 2005
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

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                              NITTANY FINANCIAL CORP.



Date: May 20, 2005                            By:      /s/Gary M. Bradley
                                                       -------------------------
                                                       Gary M. Bradley
                                                       Chief Accounting Officer
                                                       (Duly Authorized Officer)